NATIONWIDE VARIABLE INSURANCE TRUST
NVIT BlackRock Equity Dividend Fund

Supplement dated January 28, 2026
to the Summary Prospectus dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled “Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service
Cem Inal	Managing Director/Portfolio Manager	Since 2026
David Zhao	Managing Director/Portfolio Manager	Since 2017

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE